Exhibit 99.2

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 2)

			Unit Occupancy				Net Operating Income 1)
			Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Ownership Type	Comm.	Units	2010	2009	2010	2009	2010	2009
Consolidated 4) 5)	8	913	83.9%	84.2%	83.0%	85.2%	$10,066,576	$7,171,644
Leased 5)	26	5,673	89.3%	89.4%	89.1%	89.2%	78,594,096	74,606,279
Joint Ventures-US	78	5,712	89.2%	87.2%	87.7%	88.6%	124,460,790	120,019,163
Joint Ventures-UK	5	434	89.2%	90.5%	89.5%	87.4%	14,984,647	15,578,620
Managed	144	13,252	88.6%	88.0%	87.8%	88.0%	257,691,177	235,193,049

Total Stabilized	261	25,984	88.7%	88.0%	87.9%	88.3%	$485,797,286	$452,568,755

Lease-Up Properties 3)

			Unit Occupancy				Net Operating Income 1)
			Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Ownership Type	Comm.	Units	2010	2009	2010	2009	2010	2009
Consolidated 5)	4	345	58.4%	45.8%	54.9%	37.8%	$2,484,982	$(1,825,007)
Joint Ventures-US	32	3,010	69.6%	52.7%	64.0%	45.0%	26,017,360	3,966,849
Joint Ventures-UK	22	1,831	78.1%	65.4%	74.2%	58.8%	41,213,692	21,368,419

Total Lease Up	58	5,186	71.8%	56.7%	67.0%	49.4%	$69,716,034	$23,510,260

Total Properties

			Unit Occupancy				Net Operating Income 1)
			Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Ownership Type	Comm.	Units	2010	2009	2010	2009	2010	2009
Consolidated 5)	12	1,258	76.9%	73.7%	75.3%	72.2%	$12,551,558	$5,346,637
Leased 5)	26	5,673	89.3%	89.4%	89.1%	89.2%	78,594,096	74,606,279
Joint Ventures-US	110	8,722	82.4%	75.3%	79.5%	73.5%	150,478,150	123,986,012
Joint Ventures-UK	27	2,265	80.3%	70.2%	77.1%	64.3%	56,198,339	36,947,039
Managed	144	13,252	88.6%	88.0%	87.8%	88.0%	257,691,177	235,193,049

Total Properties	319	31,170	85.9%	82.8%	84.4%	81.8%	$555,513,320	$476,079,015

Footnotes:

1)	Net operating income from consolidated and leased communities is not reduced by allocated management fees as we eliminate management fees from consolidated and leased communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2010. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2008. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2010.
4)	Includes 3 properties that were being marketed for sale at year end totaling 148 units that contributed ($.4) million of NOI in 2010.
5)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)

					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2010	2009	2010	2009	2010	2009
Connecticut Avenue 4)	1	100	100.0%	DC	86.4%	82.3%	82.7%	82.6%	$3,165,711	$2,808,105
Other Consolidated 4), 5)	5	305	100.0%	Various	90.8%	87.4%	87.5%	88.9%	54,360	(905,539)
Other Consolidated 4)	1	371	0.0%	NJ	72.5%	78.6%	74.4%	80.4%	1,735,361	540,103
Other Consolidated 4)	1	137	50.0%	MD	97.5%	93.8%	96.4%	92.2%	5,111,144	4,728,976

Total Stablilized	8	913			83.9%	84.2%	83.0%	85.2%	$10,066,576	$7,171,644

Lease-Up Properties 3)

					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2010	2009	2010	2009	2010	2009
Quebec 4)	3	246	100.0%	QU	57.8%	46.1%	53.3%	39.7%	$1,296,547	$(1,354,695)
Monterey 4)	1	99	100.0%	CA	59.7%	45.2%	58.7%	32.9%	1,188,435	(470,312)

Total Lease-Up	4	345			58.4%	45.8%	54.9%	37.8%	$2,484,982	$(1,825,007)

Total Properties

					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2010	2009	2010	2009	2010	2009
Connecticut Avenue 4)	1	100	100.0%	DC	86.4%	82.3%	82.7%	82.6%	$3,165,711	$2,808,105
Other Consolidated 4)	5	305	100.0%	Various	90.8%	87.4%	87.5%	88.9%	54,360	(905,539)
Other Consolidated 4)	1	371	0.0%	NJ	72.5%	78.6%	74.4%	80.4%	1,735,361	540,103
Other Consolidated 4)	1	137	50.0%	MD	97.5%	93.8%	96.4%	92.2%	5,111,144	4,728,976
Quebec 4)	3	246	100.0%	QU	57.8%	46.1%	53.3%	39.7%	1,296,547	(1,354,695)
Monterey 4)	1	99	100.0%	CA	59.7%	45.2%	58.7%	32.9%	1,188,435	(470,312)

Total Properties	12	1,258			76.9%	73.7%	75.3%	72.2%	$12,551,558	$5,346,637

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2010. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2008.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2010.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Includes 3 properties that were being marketed for sale at year end totaling 148 units that contributed ($.4) million of NOI in 2010.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities

				Unit Occupancy				Net Operating Income 1)
				Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
Lessor	Comm.	Units	Country	2010	2009	2010	2009	2010	2009
HRPT 3)	14	3,900	US	89.6%	89.1%	89.2%	88.7%	$47,862,234	$45,167,399
HCP 3)	2	1,055	US	87.4%	91.2%	88.6%	91.8%	19,251,060	18,724,634
LTC 3)	3	186	US	86.9%	89.8%	89.0%	89.2%	3,003,555	2,759,758
Missouri River Corp. 3)	2	133	US	88.6%	79.7%	86.3%	81.2%	1,430,899	1,211,163
Oakmont 3)	3	228	US	93.6%	88.8%	89.9%	87.5%	4,873,211	4,275,137
Other 3)	2	171	US	89.7%	94.0%	90.2%	93.1%	2,173,138	2,468,188

Total Leased	26	5,673		89.3%	89.4%	89.1%	89.2%	$78,594,096	$74,606,279

Leased Communities

	Lease Coverage-Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
	Twelve Months Ended December 31,		Twelve Months Ended December 31,		Current Lease Term Expiration 4)
Lessor	2010	2009	2010	2009
HRPT	1.46	1.39	1.43	1.35	2013
HCP	1.16	1.14	1.20	1.19	2018
LTC	1.13	1.03	1.13	1.05	2018
Missouri River Corp.	0.78	0.67	0.78	0.67	2018
Oakmont	1.81	1.59	1.76	1.55	2012-2013
Other	1.40	1.59	1.34	1.58	2013

Total Leased	1.35	1.29	1.34	1.29

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions. For HRPT an extension will require 3rd party approval.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 5)

					Unit Occupancy				Net Operating Income of Venture
Venture Pool 1)				Ownership Interest 4)	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
	Comm.	Units	Country		2010	2009	2010	2009	2010	2009
Pool 1	5	434	UK	20.00%	89.2%	90.5%	89.5%	87.4%	$14,984,647	$15,578,620
Pool 7 3)	29	2,082	US	10.00%	89.7%	86.4%	87.7%	88.0%	43,505,757	42,749,495
Pool 8	4	310	US	20.00%	92.6%	88.1%	87.3%	90.5%	8,233,858	8,200,729
Pool 9	12	872	US	25.00%	92.4%	88.0%	90.3%	89.7%	18,945,302	17,333,546
Pool 10	2	106	US	25.00%	88.9%	86.9%	87.2%	93.3%	1,164,547	1,222,658
Pool 11	2	152	US	30.00%	87.6%	88.2%	85.5%	90.2%	3,318,027	3,123,857
Pool 12	15	1,091	US	20.00%	87.1%	87.4%	87.3%	88.7%	25,896,593	24,950,101
Pool 15 2)	7	601	US	20%/50%	86.0%	86.0%	85.1%	86.0%	12,226,186	11,618,790
Pool 24	7	498	US	10%-50%	88.0%	89.0%	87.8%	89.3%	11,170,520	10,819,987

Total JV’s-Stabilized	83	6,146			89.2%	87.4%	87.8%	88.5%	$139,445,437	$135,597,783

Lease-Up Properties 6)

					Unit Occupancy				Net Operating Income of Venture
Venture Pool 1)				Ownership Interest 4)	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
	Comm.	Units	Country		2010	2009	2010	2009	2010	2009
Pool 2	2	156	UK	9.81%	88.7%	59.7%	84.1%	41.9%	$5,777,119	$1,146,327
Pool 3	15	1,243	UK	9.81%	77.4%	71.4%	75.4%	66.7%	28,194,727	21,686,110
Pool 4	3	237	UK	20.00%	85.2%	49.9%	73.6%	45.9%	6,165,210	(226,751)
Pool 5	1	81	UK	17.30%	63.2%	45.3%	58.7%	34.5%	438,938	(725,048)
Pool 6	1	114	UK	17.30%	67.5%	54.1%	59.3%	39.8%	637,698	(512,219)
Pool 13	1	79	US	20.00%	97.2%	95.3%	97.6%	86.3%	2,476,705	1,712,050
Pool 14	3	219	US	20.00%	87.1%	78.3%	85.5%	69.9%	3,220,326	1,515,356
Pool 16	8	621	US	20.00%	83.8%	82.5%	83.5%	77.3%	10,640,592	7,704,474
Pool 17	3	229	US	20.00%	77.5%	63.1%	72.7%	55.0%	1,984,656	533,356
Pool 18	4	348	US	20.00%	63.6%	27.1%	52.5%	21.7%	1,217,129	(1,128,146)
Pool 19	3	295	US	20.00%	72.0%	46.8%	62.6%	37.4%	1,903,494	(535,820)
Pool 20	6	598	US	20.00%	62.6%	39.8%	54.1%	30.0%	3,673,983	(2,612,092)
Pool 21	2	222	US	20.00%	49.1%	17.7%	41.0%	13.2%	(256,960)	(1,501,104)
Pool 22	1	76	US	20.00%	92.4%	70.8%	83.0%	61.5%	1,338,738	699,428
Pool 23	1	323	US	30.00%	43.9%	36.8%	40.5%	26.1%	(181,303)	(2,420,653)

Total JV’s-Lease Up	54	4,841			72.8%	57.5%	67.8%	50.2%	$67,231,052	$25,335,268

Total Properties

					Unit Occupancy				Net Operating Income of Venture
Venture Pool 1)				Ownership Interest 4)	Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
	Comm.	Units	Country		2010	2009	2010	2009	2010	2009
Pool 1	5	434	UK	20.00%	89.2%	90.5%	89.5%	87.4%	$14,984,647	$15,578,620
Pool 2	2	156	UK	9.81%	88.7%	59.7%	84.1%	41.9%	5,777,119	1,146,327
Pool 3	15	1,243	UK	9.81%	77.4%	71.4%	75.4%	66.7%	28,194,727	21,686,110
Pool 4	3	237	UK	20.00%	85.2%	49.9%	73.6%	45.9%	6,165,210	(226,751)
Pool 5	1	81	UK	17.30%	63.2%	45.3%	58.7%	34.5%	438,938	(725,048)
Pool 6	1	114	UK	17.30%	67.5%	54.1%	59.3%	39.8%	637,698	(512,219)
Pool 7 3)	29	2,082	US	10.00%	89.7%	86.4%	87.7%	88.0%	43,505,757	42,749,495
Pool 8	4	310	US	20.00%	92.6%	88.1%	87.3%	90.5%	8,233,858	8,200,729
Pool 9	12	872	US	25.00%	92.4%	88.0%	90.3%	89.7%	18,945,302	17,333,546
Pool 10	2	106	US	25.00%	88.9%	86.9%	87.2%	93.3%	1,164,547	1,222,658
Pool 11	2	152	US	30.00%	87.6%	88.2%	85.5%	90.2%	3,318,027	3,123,857
Pool 12	15	1,091	US	20.00%	87.1%	87.4%	87.3%	88.7%	25,896,593	24,950,101
Pool 13	1	79	US	20.00%	97.2%	95.3%	97.6%	86.3%	2,476,705	1,712,050
Pool 14	3	219	US	20.00%	87.1%	78.3%	85.5%	69.9%	3,220,326	1,515,356
Pool 15 2)	7	601	US	20%/50%	86.0%	86.0%	85.1%	86.0%	12,226,186	11,618,790
Pool 16	8	621	US	20.00%	83.8%	82.5%	83.5%	77.3%	10,640,592	7,704,474
Pool 17	3	229	US	20.00%	77.5%	63.1%	72.7%	55.0%	1,984,656	533,356
Pool 18	4	348	US	20.00%	63.6%	27.1%	52.5%	21.7%	1,217,129	(1,128,146)
Pool 19	3	295	US	20.00%	72.0%	46.8%	62.6%	37.4%	1,903,494	(535,820)
Pool 20	6	598	US	20.00%	62.6%	39.8%	54.1%	30.0%	3,673,983	(2,612,092)
Pool 21	2	222	US	20.00%	49.1%	17.7%	41.0%	13.2%	(256,960)	(1,501,104)
Pool 22	1	76	US	20.00%	92.4%	70.8%	83.0%	61.5%	1,338,738	699,428
Pool 23	1	323	US	30.00%	43.9%	36.8%	40.5%	26.1%	(181,303)	(2,420,653)
Pool 24	7	498	US	10%-50%	88.0%	89.0%	87.8%	89.3%	11,170,520	10,819,987

Total Joint Ventures	137	10,987			82.0%	74.2%	79.0%	71.6%	$206,676,489	$160,933,051

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2010. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2008.
6)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2010.

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities

					Management Fees 2)
				Average	Three Months Ended December 31,		Twelve Months Ended December 31,
Venture Pool 1)	Comm.	Units	Country	Maturity Date	2010	2009	2010	2009
Pool 1 3)	5	434	UK	2028	$11,152	$860,371	$2,329,443	$3,214,787
Pool 2	2	156	UK	2037	304,794	—	1,005,473	—
Pool 3	15	1,243	UK	2037	1,835,842	1,847,034	6,712,008	5,730,652
Pool 4	3	237	UK	2024	283,042	318,930	1,045,638	1,010,338
Pool 5	1	81	UK	2039	118,633	111,160	438,453	323,829
Pool 6	1	114	UK	2039	145,991	101,928	493,840	266,534
Pool 7 7)	29	2,082	US	2028	2,484,116	2,350,403	9,646,466	9,480,782
Pool 8	4	310	US	2032	447,328	308,715	1,695,463	1,604,624
Pool 9 5)	12	872	US	2030	1,115,353	868,747	4,326,172	4,010,623
Pool 10	2	106	US	2037	101,241	97,023	410,827	411,629
Pool 11	2	152	US	2038	142,203	135,294	542,391	545,627
Pool 12 6)	15	1,091	US	2037	1,466,995	1,379,445	5,824,130	5,718,740
Pool 13	1	79	US	2037	111,123	94,608	439,281	341,902
Pool 14	3	219	US	2037	221,169	182,489	850,072	646,125
Pool 15	7	601	US	2030	690,110	684,253	2,736,542	2,715,253
Pool 16 3)	8	621	US	2030	675,119	654,942	2,320,455	2,460,658
Pool 17 3)	3	229	US	2030	225,549	187,342	825,763	705,757
Pool 18	4	348	US	2037	340,043	231,411	1,275,983	326,193
Pool 19 6)	3	295	US	2037	247,715	224,256	945,063	779,774
Pool 20	6	598	US	2037	599,299	476,440	2,182,911	1,119,645
Pool 21	2	222	US	2038	167,588	154,887	667,088	269,670
Pool 22	1	76	US	2038	108,566	81,563	359,476	283,313
Pool 23	1	323	US	2034	—	—	—	—
Pool 24	7	498	US	Various	557,723	591,962	2,268,019	2,262,744

Total Joint Ventures	137	10,987			$12,400,694	$11,943,202	$49,340,956	$44,229,198

Managed Communities

					Management Fees 2)
				Average	Three Months Ended December 31,		Twelve Months Ended December 31,
Owner	Comm.	Units	Country	Maturity Date	2010	2009	2010	2009
Care Institute	2	209	US	2011	$162,565	$174,065	$630,258	$627,258
Cooperative	2	684	US	2012 and 2034	697,729	685,223	2,616,039	2,594,640
HCPI 8)	46	4,512	US	2028-2038	4,670,643	3,963,560	17,078,543	15,029,345
Inova	4	314	US	2013	358,753	351,171	1,425,973	1,372,665
Living Oaks Living Ctrs	2	92	US	2021	77,021	76,594	305,760	287,544
Ventas 4)	79	6,511	US	2034-2037	5,752,236	4,331,142	19,307,343	18,946,699
Wedum Foundation	4	235	US	2013	238,744	239,968	954,975	959,881
Other	5	695	US	Various	475,755	440,137	1,832,748	1,747,706

Total Managed	144	13,252			$12,433,446	$10,261,860	$44,151,639	$41,565,738

Total JV and Managed Communities	281	24,239			$24,834,140	$22,205,062	$93,492,595	$85,794,936

Other Management Fees					$1,564,101	$5,957,144	$14,339,115	$26,672,013

Total Management Fees					$26,398,242	$28,162,206	$107,831,710	$112,466,948

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with cure rights.
3)	Sunrise made a cure payment to this venture related to community financial performance.
4)	Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
6)	Current fee partially subordinated due to lender related financial covenants.
7)	In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8)	The contracts relating to one portfolio of 15 properties contain at-will termination provisions for a specified fee to Sunrise.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of December 31, 2010

(dollars in thousands)

Consolidated Debt

Consolidated Communities	Ownership Percentage	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	SRZ Guaranty
Connecticut Ave 8)	100.00%	1	Dec 11	4.92%	$29,109	Y
Monterey	100.00%	1	Jun 13	3.50%	21,021	N
Quebec 9)	100.00%	3	Apr 11	4.75%	46,812	Y
Cedar Parke	0.00%	1	Jul 29	0.64%	22,510	Y

Consolidated Community Debt		6			$119,451

Restructure Note	100.00%	0	Oct 12	0.00%	38,264	Y
Restructure Note	100.00%	0	Apr 14	0.00%	5,284	Y

Other Consolidated Debt		0			$43,549

Total Consolidated Debt		6			$163,000

Joint Venture Entities

Venture Pool 1)	Ownership Percentage 4)	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	SRZ ODA
Pool 1	20.00%	5	May 13	4.64%	$133,952	N
Pool 2	9.81%	2	Feb 15	4.75%	58,005	N
Pool 3	9.81%	15	Jul 14	1.40%	621,622	N
Pool 4	20.00%	3	Nov 2012 - Jun 2013	2.05%	91,789	Y
Pool 5	17.30%	1	Apr 13	3.50%	41,325	Y
Pool 6	17.30%	1	Dec 12	1.75%	29,609	Y
Pool 7 3)	10.00%	29	Oct 2012 - Jun 2014	4.12%	288,809	N
Pool 8	20.00%	4	Apr 14	5.89%	77,227	N
Pool 9	25.00%	12	Jan 14	6.00%	185,697	N
Pool 10	25.00%	2	May 13	6.87%	9,212	N
Pool 11	30.00%	2	Mar 13	5.23%	36,154	N
Pool 12	20.00%	15	Jun 12	4.48%	366,278	N
Pool 13	20.00%	1	Mar 11	4.25%	13,955	Y
Pool 14	20.00%	3	Dec 10	3.50%	48,007	Y
Pool 15 2)	20%/50%	7	Apr 11	6.25%	101,867	N
Pool 16	20.00%	8	Dec 11	6.50%	111,850	Y
Pool 17 7)	20.00%	3	Dec 10	6.50%	41,718	Y
Pool 18	20.00%	4	Dec 2011 - Jul 2012	3.75%	76,105	Y
Pool 19	20.00%	3	Sep 10	2.00%	65,813	Y
Pool 20	20.00%	6	Apr 11	5.30%	133,249	Y
Pool 21	20.00%	2	Oct 11	5.75%	55,722	Y
Pool 22	20.00%	1	Mar 11	2.50%	14,561	Y
Pool 23 5)	30.00%	1	Mar 11	5.75%	30,369	Y
Pool 24	10%-50%	7	Jun 2011 - Jan 2020	6.51%	65,583	N
Pool 25	30.00%	0	Mar 11	3.93%	116,355	Y

Total Joint Ventures		137			$2,814,831

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Outstanding debt includes default interest that is accruing, but remains unpaid.
6)	Maturity dates assume exercising extensions allowable under the loan documents.
7)	In February 2011, loans for three communities were extended two years from December 2010 to December 2012.
8)	In February 2011, we extended the maturity date from December 2011 to June 2012.
9)	These communities have been slow to lease up. The debt relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. The principal balance of $46.8 million is due in April 2011. We are marketing the communities for sale and expect that the net proceeds from the sale will be sufficient to repay the related debt.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to income (loss) from operations. (in thousands)

	Twelve Months Ended December 31,
	2010	2009
Consolidated Community NOI	$12,552	$5,347
Leased Community NOI	78,594	74,606

Total Consolidated NOI	91,146	79,953
Less: Community Lease Expense	60,215	59,315
Less: Depreciation and Amortization	41,083	46,312
Less: Impairment of long-lived assets	5,907	31,685

	$(16,059)	$(57,359)

Other Sunrise Revenue
Management fees	107,832	112,467
Buyout fees	63,286	—
Ancillary fees	43,136	45,397
Professional fees from development, marketing and other	4,278	13,193
Reimbursed costs incurred on behalf of managed communities	827,240	942,809

Total Other Revenue	1,045,772	1,113,866

Less: Other Sunrise Expense
Ancillary expenses	40,504	42,457
General and administrative	124,728	114,566
Development expense	4,484	12,374
Write-off of capitalized project costs	—	14,879
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	(1,305)	3,887
Restructuring costs	11,690	32,534
Provision for doubtful accounts (unrelated to consolidated)	4,992	11,555
Loss on financial guarantees and other contracts	518	2,053
Costs incurred on behalf of managed communities	831,008	949,331
Misc. Expense for Non-Operating Communities	455	616

Total Other Expense	1,017,074	1,184,251

Income/(Loss) from operations	$12,639	$(127,744)

Sunrise Senior Living, Inc.

Supplemental Information

As of December 31, 2010

($ in thousand except average daily rate)

	Communities Q4 10	Unit Capacity Q4 10	Resident Capacity Q4 10
Total Community Data (1)
Communities managed for third-party owners	144	13,252	15,144
Communities in ventures	137	10,987	12,843
Communities consolidated	38	6,931	7,135

Total communities operated	319	31,170	35,122

Percentage of Total Operating Portfolio
Assisted Living		81.0%
Independent Living		16.0%
Skilled Nursing		3.0%

Total		100.0%

Selected Operating Results

All Community Portfolio Operating Results	Q4 10	Q4 09	% Change

Total Community Portfolio
Number of Communities	319	319	0.0%
Unit Capacity	31,170	31,170	0.0%
Resident Capacity	35,122	35,122	0.0%
Community Revenues	$517,116	$477,815	8.2%
Community Revenues Excluding Impact of Exchange Rates	$517,468	$477,815	8.3%
Community Operating Expenses	$368,032	$363,009	-1.4%
Community Operating Expenses Excluding Impact of Exchange Rates	$368,378	$363,009	-1.5%
Average Daily Revenue Per Occupied Unit	$209.23	$201.11	4.0%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$209.37	$201.11	4.1%
Average Unit Occupancy Rate	85.9%	83.0%	290	basis points

Communities in ventures and managed for third-party owners
Number of Communities	281	281	0.0%
Unit Capacity	24,239	24,239	0.0%
Resident Capacity	27,987	27,987	0.0%
Community Revenues	$424,059	$389,645	8.8%
Community Revenues Excluding Impact of Exchange Rates	$424,548	$389.645	9.0%
Community Operating Expenses	$295,544	$292,529	-1.0%
Community Operating Expenses Excluding Impact of Exchange Rates	$296,003	$292,529	-1.2%
Average Daily Revenue Per Occupied Unit	$222.12	$214.04	3.8%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$222.37	$214.04	3.9%
Average Unit Occupancy Rate	85.6%	82.0%	360	basis points

Communities consolidated
Number of Communities	38	38	0.0%
Unit Capacity	6,931	6,931	0.0%
Resident Capacity	7,135	7,135	0.0%
Community Revenues	$93,057	$88,169	5.5%
Community Revenues Excluding Impact of Exchange Rates	$92,920	$88,169	5.4%
Community Operating Expenses	$72,488	$70,480	-2.9%
Community Operating Expenses Excluding Impact of Exchange Rates	$72,375	$70,480	-2.7%
Average Daily Revenue Per Occupied Unit	$164.89	$158.30	4.2%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$164.64	$158.30	4.0%
Average Unit Occupancy Rate	87.0%	86.6%	40	basis points

Notes

(1)	During the fourth quarter of 2010, Sunrise sold or disposed of 28 communities managed for third-parties, one joint venture community and one consolidated community. Sunrise also transitioned 58 joint-venture communities to “manage for third-parties.”